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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): MARCH 17, 2000

                            ELDORADO BANCSHARES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                             2-76555                                33-0720548
State or other jurisdiction of          Commission File Number             IRS Employer Identification No.
       incorporation

                       24012 CALLE DE LA PLATA, SUITE 340
                         LAGUNA HILLS, CALIFORNIA 92653
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (949) 699-4344
                          ---------------------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.           OTHER EVENTS

         The Annual Meeting of Shareholders of Eldorado Bancshares, Inc. (the "Company") will be held on Tuesday, May 16, 2000 (the "2000 Annual Meeting"). The 2000 Annual Meeting is being held more than 30 calendar days before last year's annual meeting, which was held on July 20, 1999.

         As a result of the Company's decision to hold the 2000 Annual Meeting earlier in the calendar year than last year's annual meeting, proposals of shareholders intended to be presented at the 2000 Annual Meeting must be received by the Company at its principal executive offices by April 15, 2000 for inclusion in the proxy statement and form of proxy relating to that meeting and must comply with the applicable requirement of the federal securities laws.

         Proxies solicited by the Company's Board of Directors for the 2000 Annual Meeting will confer discretionary authority on the Board of Directors to vote on any matter to come before the 2000 Annual Meeting with respect to which the Company does not receive notice prior to April 22, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ELDORADO BANCSHARES, INC.

                                       By: /s/ ROBERT P. KELLER
                                         -------------------------------
                                         Robert P. Keller
                                         President and Chief Executive Officer

Dated: March 17, 2000